UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2018

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 717-291-2411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Fulton Financial Corporation (“Fulton”) held its 2018 Annual Meeting of Shareholders (“Annual Meeting”) on Monday, May 21, 2018 at 10:00 a.m. Eastern Time. At the Annual Meeting, shareholders voted on the three matters described in Fulton’s Proxy Statement dated April 3, 2018, which consisted of: (i) the election of twelve (12) director nominees to serve for one-year terms; (ii) a non-binding say-on-pay resolution to approve the compensation of the named executive officers; and (iii) ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2018.

All matters voted upon at the Annual Meeting were approved by Fulton’s shareholders, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below. The percentages below include votes for and votes against, but do not include votes abstained and broker non-votes.

Proposal 1 - The election of twelve (12) director nominees to serve for one-year terms.

Nominee	Votes For	Votes For %	Votes Against	Votes Against %	Votes Abstained	Broker Non- Votes
Lisa Crutchfield	122,095,915	99.09%	1,121,567	0.91%	560,130	24,230,801
Denise L. Devine	122,142,113	99.11%	1,098,049	0.89%	537,450	24,230,801
Patrick J. Freer	121,446,114	98.45%	1,912,278	1.55%	419,220	24,230,801
George W. Hodges	121,480,955	98.43%	1,936,637	1.57%	360,020	24,230,801
Albert Morrison III	122,388,563	99.23%	951,892	0.77%	437,157	24,230,801
James R. Moxley III	122,297,701	99.11%	1,099,007	0.89%	380,904	24,230,801
R. Scott Smith, Jr.	122,259,659	99.08%	1,130,336	0.92%	387,617	24,230,801
Scott A. Synder	122,297,200	99.10%	1,108,382	0.90%	372,030	24,230,801
Ronald H. Spair	122,423,365	99.25%	925,557	0.75%	428,690	24,230,801
Mark F. Strauss	122,325,735	99.16%	1,042,204	0.84%	409,673	24,230,801
Ernest J. Waters	122,320,787	99.13%	1,077,428	0.87%	379,397	24,230,801
E. Philip Wenger	120,134,277	97.40%	3,201,803	2.60%	441,532	24,230,801

Proposal 2 - A non-binding say-on-pay resolution to approve the compensation of the named executive officers.

Votes For	Votes For %	Votes Against	Votes Against %	Votes Abstained	Broker Non- Votes
119,181,948	97.73%	2,766,700	2.27%	1,828,964	24,230,801

Proposal 3 -The ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2018.

Votes For	Votes For %	Votes Against	Votes Against %	Votes Abstained	Broker Non- Votes
145,826,307	98.97%	1,511,750	1.03%	670,356	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2018	FULTON FINANCIAL CORPORATION

	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Corporate Secretary and
Chief Legal Officer